UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): December 29, 2015

REDHAWK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54323

(Commission file number)

20-3866475

(I.R.S. Employer Identification No.)

219 Chemin Metairie Road, Youngsville, LA 70592

(Address of principal executive offices)(Zip Code)

(337) 269-5933

(Company's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

1.	On December 31, 2015, RedHawk Holdings Corp. (the “Company”) acquired 280,000 Class A Units of fully paid, non-assessable units of limited liability company interests in Towers Hotels Fund 2013, LLC (the “Units”) from Beechwood Properties, LLC (“Beechwood”), an entity owned and controlled by G. Darcy Klug, the Chief Financial Officer of the Company, for $625,000, as evidenced by that certain Assignment of Member’s LLC Interest, dated December 31, 2015, by and between Beechwood and RedHawk Land & Hospitality, LLC (the “Assignment of Member’s LLC Interest”). The purchase price was paid by the Company with the issuance of 625 shares of the Company’s Series A Preferred Stock (par value of $1,000 per share and stated value equal to $1,000 per share) (“Series A Preferred Stock”). The Series A Preferred Stock shares were issued in reliance upon an exemption provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The purchase price of the Units was determined by an independent third party valuation.

The above summary of the Assignment of Member’s LLC Interest does not purport to be complete and is qualified in its entirety by the Assignment of Member’s LLC Interest, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

2.	On December 31, 2015, the Company acquired certain residential real estate rental property from Beechwood for $300,000, consisting of $35,000 in land costs and $265,000 in buildings and improvements, as evidenced by that certain Act of Sale, dated November 13, 2015, by and between Beechwood and RedHawk Land & Hospitality, LLC (the “Act of Sale”). The purchase price was paid by the Company with the issuance of 300 shares of Series A Preferred Stock and the purchase price was determined by an independent third party appraisal. The Series A Preferred Stock shares were issued in reliance upon an exemption provided by Section 4(a)(2) of the Securities Act. The property bears the municipal address of 219 Chemin Metairie Road, Youngsville, Louisiana 70592 and will be initially used as the Company’s corporate offices.

The above summary of the Act of Sale does not purport to be complete and is qualified in its entirety by the Act of Sale, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

3.	On December 30, 2015, Beechwood transferred to the Company $1,862,049.80 of cash and marketable securities in exchange for 1,000 shares of the Company’s newly designated Series B Preferred Stock (par value of $1,000 per share and stated value equal to $1,000 per share) (“Series B Preferred Stock”) and the Company’s assumption of the principal amount of a $1,130,000 line of credit payable to Regions Bank (the “Note”), as evidenced by that certain Assignment of Securities with Assumption of Securities Based Line of Credit, dated December 30, 2015, by and between Beechwood and the Company (the “Assignment of Securities with Assumption of Securities Based Line of Credit”). The Note is dated September 4, 2015, had a principal balance of $980,000 on December 30, 2015, accrues interest at one-month LIBOR plus 3% and matures in September 2016. The Series B Preferred Stock shares were issued in reliance upon an exemption provided by Section 4(a)(2) of the Securities Act.

The above summary of the Assignment of Securities with Assumption of Securities Based Line of Credit does not purport to be complete and is qualified in its entirety by the Assignment of Securities with Assumption of Securities Based Line of Credit, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

4.	On December 31, 2015, the Company completed the acquisition of certain tangible and intangible high-quality medical device assets, including the Disintegrator™ Insulin Needle Destruction Unit (the “NDD”) and the Carotid Artery Non-Contact Thermometer, in exchange for 60,000,000 restricted shares (the “Restricted Shares”) of the Company’s common stock, as evidenced by that certain Asset Purchase Agreement, dated December 31, 2015, by and among Big Horse Holdings, Inc., Jason M. Roth, and RedHawk Medical Products & Services, LLC (the “Asset Purchase Agreement”). The Restricted Shares are subject to achievement of certain product-development milestones as described therein.

The above summary of the Asset Purchase Agreement does not purport to be complete and is qualified in its entirety by the Asset Purchase Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On November 12, 2015, the Company entered into a $100,000 line of credit loan agreement with Beechwood. On December 31, 2015, Beechwood converted all of the then-outstanding principal and accrued interest balance into 100 shares of the Company’s Series A Preferred Stock, pursuant to that certain Commercial Note Line of Credit, dated November 12, 2015, by and between Beechwood and the Company (the “Commercial Note Line of Credit”). The Series A Preferred Stock shares were issued in reliance upon an exemption provided by Section 4(a)(2) of the Securities Act.

The above summary of the Commercial Note Line of Credit does not purport to be complete and is qualified in its entirety by the Commercial Note Line of Credit, a copy of which is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 29, 2015, pursuant to a Certificate of Designation of Series B Preferred Stock filed with the Nevada Secretary of State, the Company designated 1,000 shares of the Company’s authorized preferred stock as Series B Preferred Stock. The holders of the Series B Preferred Stock are entitled to receive cumulative dividends at a rate of 5% per annum, payable quarterly in cash, or, at the Company’s option, such dividends shall be accreted to, and increase, the stated value of the issued Series B Preferred Stock (“PIK”). Holders of the Series B Preferred Stock are entitled to votes on all matters submitted to stockholders at a rate of 10 votes for each share of common stock into which the Series B Preferred Stock may be converted. After six months from issuance, each share of Series B Preferred Stock is convertible at the option of the holder into the number of shares of common stock equal to the quotient of the stated value, as adjusted for PIK dividends, by $0.01, as adjusted for stock splits and dividends.

A copy of the Certificate of Designation of Series B Preferred Stock is attached as Exhibit 3.1 to this Current Report on Form 8-k and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Designation of Series B Preferred Stock.

10.1	Assignment of Member’s LLC Interest, dated December 31, 2015, by and between Beechwood Properties, LLC and RedHawk Land & Hospitality, LLC.

10.2	Act of Sale, dated November 13, 2015, by and between Beechwood Properties, LLC and RedHawk Land & Hospitality, LLC.

10.3	Assignment of Securities with Assumption of Securities Based Line of Credit, dated December 30, 2015, by and between Beechwood Properties, LLC and RedHawk Holdings Corp.

10.4	Asset Purchase Agreement, dated December 31, 2015, by and among Big Horse Holdings, Inc., Jason M. Roth, and RedHawk Medical Products & Services, LLC

10.5	Commercial Note Line of Credit, dated November 12, 2015, by and between Beechwood Properties, LLC and RedHawk Holdings Corp.

99.1	Press Release issued by RedHawk Holdings Corp. dated January 4, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2016	RedHawk Holdings Corp.

	By:	/s/ Daniel J. Schreiber
	Name:	Daniel J. Schreiber
	Title:	Chief Executive Officer